UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 7, 2003

                            THE KEITH COMPANIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          California                000-26561               33-0203193
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)

                               19 Technology Drive
                            Irvine, California 92618
                    (Address of Principal Executive Offices)

                                 (949) 923-6001
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     Reference is made to the press release of Registrant issued on August 7, 2003, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     99.1 Press release dated August 7, 2003, regarding earnings for the second quarter of fiscal 2003 and earnings guidance.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Reference is made to the press release of Registrant issued on August 7, 2003, regarding earnings for the second quarter of fiscal 2003, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 7, 2003                     THE KEITH COMPANIES, INC.



                                    By: /s/ Gary C. Campanaro
                                        --------------------------------------
                                        Gary C. Campanaro
                                        Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

EXHIBIT

99.1 Press release dated August 7, 2003, regarding earnings for the second quarter of fiscal 2003 and earnings guidance.